                                                                     EXHIBIT 1.1









                          BANCORPSOUTH CAPITAL TRUST I

                                  $75,000,000
                  [ ] % Capital Trust Pass-through Securities
                  (Liquidation Amount $1,000 per Capital Trust
                Pass-through Security) fully and unconditionally
                        guaranteed, as described herein,
                                       by

                               BANCORPSOUTH, INC.

                             Underwriting Agreement


                                                         New York, New York
                                                         September   , 1997


Salomon Brothers Inc
Keefe, Bruyette & Woods, Inc.
As Representatives of the several Underwriters
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048


Dear Sirs:

                  BancorpSouth Capital Trust I, a Delaware statutory business trust (the "Trust"), and BancorpSouth, Inc., a Mississippi corporation, (the "Company"), as depositor of the Trust and as guarantor, propose to sell to the underwriters named in Schedule I hereto (the "Under writers"), for whom you (the "Representatives") are acting as representatives, 75,000 of the Trust's [ ]% Capital Trust Pass-through Securities, liquidation amount $1,000 per Capital Trust Pass-through Security (the "Capital Securities" and, together with the Guarantee (as defined), the "Securities"). The Securities will represent undivided beneficial ownership interests in the assets of the Trust, will be guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") dated as of [ ], 1997 between the Company and Bankers Trust Company, a New York banking corporation validly existing under the laws of the state of New York, as trustee (the "Guarantee Trustee"). The Securities are to be issued pursuant to the Amended and Restated Declaration of Trust (the "Declaration") dated as of [ ], 1997 among Aubrey B. Patterson and L. Nash Allen, Jr. (each an "Administrative Trustee" and, collectively, the "Administrative Trustees"), Bankers Trust Company, as property trustee (the "Property Trustee"), Bankers Trust (Delaware), a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee") and the Company, as depositor. The proceeds of the sale by the Trust of the Securities and its Common Securities, liquidation amount $1,000 per Common Security (the "Common Securities"), are to be invested in the [ ]% Junior Subordinated Debt Securities (the "Debt Securities") of the Company having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities and the Common Securities, to be issued pursuant to a Junior Subordinated Indenture, as supplemented from time to time (the "Indenture"), dated as of [ ], 1997 between the Company and Bankers Trust Company, as Trustee (the "Indenture Trustee").

                  1. Representations and Warranties. Each of the Company and the Trust represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.
Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (a) The Company and the Trust meet the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and have filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-[ ]) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company and the Trust may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company and the Trust will next file with the Commission one of the following: (i) prior to effectiveness of such regis tration statement, a further amendment to such regis tration statement, including the form of final prospec tus, (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4), or (iii) a final prospectus in accordance with Rules 415 and 424(b)(2) or (5). In the case of clause (ii), the Company and the Trust have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A

         Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company and the Trust have advised you, prior to the Execution Time, will be included or made therein. If the Registration State ment contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

                  (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supple ments thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Inden ture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Trust nor the Company makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Regis tration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representa tives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (d) Neither the Company nor the Trust is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the "Investment Company Act"), and after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, neither will be an "investment company" as defined in the Investment Company Act.

                  (e) The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or
         Section 15(d) of the Exchange Act.

                  (f) Neither the Company nor the Trust has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities (except as contemplated by this Agreement).

                  (g) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. 3801, et seq. (the "Business Trust Act") with the power and authority to own property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture, the Declaration and the Securities. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than this Agreement, the Indenture, the Declaration and the Securities.

                  (h) The Declaration has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrative Trustees, and, assuming due authorization, execution and delivery by the Delaware

         Trustee and the Property Trustee, be a valid and binding obligation of the Company and the Administrative Trustees, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors' rights generally and to general principles of equity ("Bankruptcy and Equity") and except that the indemnification provisions may be limited by federal or state securities laws or the public policy underlying such laws ("Public Policy"). Each of the Administrative Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

                  (i) Each of the Guarantee and the Indenture has been duly authorized by the Company and, on the Closing Date will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee and by the Indenture Trustee, in the case of the Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity, and except that the indemnification provisions may be limited by federal or state laws or Public Policy.

                  (j) The Capital Securities and the Common Securities have been duly authorized by the Declaration and, when issued and delivered against payment therefor on the Closing Date to the Underwriters, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. The issuance of neither the Capital Securities nor the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

                  (k) The Debt Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the

         Company in accordance with their terms, subject to Bankruptcy and Equity.

                  (l) This Agreement has been duly executed and delivered by the Company and the Trust.

                  (m) This Agreement, the Indenture, the Declaration, and the Securities will on the Closing Date conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (n) The Trust is not in violation of the Declaration or any provision of the Business Trust Act. The execution, delivery and performance of this Agreement, the Indenture, the Declaration and the Securities to which it is a party by the Company or the Trust, and the consummation of the transactions contemplated herein or therein, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company's subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note lease or other instrument to which the Trust, the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated herein or therein, nor will such action result in a violation of the Declaration or the Business Trust Act.

                  (o) The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Mississippi and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has the corporate power and authority to own its properties and conduct its business as described in the Prospectus; BancorpSouth Bank (the "Bank") is a duly organized and validly existing Mississippi chartered commercial bank and continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; and, except as set forth in the Prospectus, each of the Company and the Bank is in all material respects in compliance with all laws, rules, regulations, directives and published interpretations issued or administered by, all conditions imposed in writing by and all agreements entered into with, any bank regulatory agency, authority or body having jurisdiction over the Company or the Bank or any of their respective assets, operations or businesses; each of the Company and the Bank holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus; and other than the Bank, there is no significant subsidiary of the Company, as that term is defined in Rule 1-02(v) of Regulation S-X, and there are no other subsidiaries of the Company which individually, or in the aggregate, own or lease property or conduct business which is material to the properties or business of the Company and its subsidiaries taken as a whole.

                  (p) The Bank is duly authorized, and the Company is duly qualified as a foreign corporation, to do business and are in good standing in all jurisdictions in which such authorization or qualification is required and in which the failure to be so authorized or to qualify, as the case may be, could reasonably be expected to, in the aggregate, have any material adverse effect upon the business, condition or properties of the Company and its subsidiaries taken as a whole.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Trust agree that the Trust will sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $[ ] per Security, plus accrued distributions, if any,
on the Securities from         , 1997, to the Closing Date, the number of
Securities set forth opposite such Underwriter's name in Schedule I hereto.

                  3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on [ ], 1997, or such later date (not later than [ ], 1997) as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Trust and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds. Delivery of the Securities shall be made at such location as the Representa tives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

                  The Company agrees to have the Securities avail able for inspection, checking and packaging by the Represen tatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securi ties for sale to the public as set forth in the Prospectus.

                  5. Agreements. Each of the Company and the Trust agree with the several Underwriters that:

                  (a) The Company and the Trust will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, neither the Company nor the Trust will file any amendment of the Registration Statement or supplement to the Prospectus unless the Company and the Trust have furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company and the Trust will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period pre scribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company and the Trust will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Trust will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospec tus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company and the Trust promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company and the Trust will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary

         Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange for the qualifica tion of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

                  (f) The Company will not, until the first business day following the Closing Date, without prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities).

                  (g) Each of the Company and the Trust confirm as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92- 198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Trust contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Trust made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Trust of their obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
         (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company and the Trust shall have furnished to the Representatives one or more opinions of Riley, Ford, Caldwell & Cork, P.A., counsel to the Company, and of Waller Lansden Dortch & Davis, A Professional Limited Liability Company, special counsel to the Company and the Trust, dated the Closing Date, to the effect that:

                           (i) the Company is a validly existing corporation in good standing under the laws of the State of Mississippi and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has the corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Bank is a validly existing Mississippi chartered commercial bank, and continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; each of the Company and the Bank holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus; and other than the Bank, to the knowledge of such counsel, there is no significant subsidiary of the Company, as that term is defined in Rule 1-02(v) of Regulation S-X;

                           (ii)   The Bank is duly authorized, and the
                  Company is duly qualified as a foreign
                  corporation, to do business and are in good standing in all jurisdictions in which such authorization or qualification is required and in which the failure to be so authorized or to qualify, as the case may be, could reasonably be expected to, in the aggregate, have any material adverse effect upon the business, condition or properties of the Company and its direct and indirect subsidiaries taken as a whole;

                           (iii) all the outstanding shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid and nonassessable and are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                           (iv) the Company's authorized equity capitalization is as set forth in the Prospectus and the Securities, the Debt Securities and the Common Securities conform to the description thereof contained in the Prospectus; the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities, the Debt Securities or the Common Securities pursuant to Mississippi law or the Company's charter, and to the knowledge of such counsel after due inquiry, such counsel is not aware of the existence of such rights pursuant to any agreement;

                           (v) to the knowledge of such counsel, after due inquiry, (A) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, the Trust or the Bank of a character required to be disclosed in the Prospectus which is not so disclosed; and (B) there is no franchise, contract or other document of a character required to be described in the Prospectus, which is not so described;

                           (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                           (vii)  the Registration Statement has become
                  effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such coun sel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial state ments and other financial and statistical informa tion contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Inden ture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement con tained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (viii) the Indenture has been duly authorized,
                  executed and delivered, and constitutes a valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); the Debt Securities have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                           (ix) the Guarantee has been duly authorized, executed and delivered, and constitutes a valid and binding instrument enforceable against the Company in accordance with its terms (subject (a) as to the enforcement of remedies, as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting rights of creditors generally or by general principles of equity and (b) as to the effect of federal or state law or public policy on the indemnification provisions contained therein);

                           (x) Upon the Closing, all of the issued and outstanding Common Securities will be owned directly by the Company free and clear of any security interest, claims, liens or encumbrances;

                           (xi) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company or the Trust of the transactions contemplated by this Agreement, the Declaration, the Indenture and the Guarantee, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained, and except in connection with the registration of the Securities and the Debt Securities;

                           (xii) neither the issue and sale of the Securities or the Debt Securities, the execution and delivery of the Declaration, the Indenture or the Guarantee, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under or violate (A) any of the terms, conditions or provisions of the Articles of Incorporation or by-laws of the Company, the Banks or the Declaration, (B) to the knowledge of such counsel, after due inquiry, any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company, the Banks, or the Trust is a party or by which any of them or their property is bound, (C) any law or regulation normally applicable to transactions of this type or, to the knowledge of such counsel after due inquiry, any judgment, order, decree or ruling applicable to the Company, the Bank or the Trust of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, the Bank or the Trust;

                           (xiii) neither the Company nor the Trust is
                  an "investment company" within the meaning of the

                  Investment Company Act, and after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, neither will be an "investment company" as defined in the Investment Company Act.

                           (xiv) the Securities, the Common Securities, the Debt Securities and each of the Guarantee, the Indenture and the Declaration conform in all material respects to the descriptions thereof contained in the Prospectus; and

                           (xv) the statements of legal matters, documents or proceedings, and legal conclusions, if any, set forth in the Prospectus under the headings "Description of Capital Securities", "Description of Junior Subordinated Debt Securities", "Relationship Among the Capital Securities, the Junior Subordinated Debt Securities and the Guarantee" and "Description of the Guarantee" fairly present the information called for and fairly summarize the matters referred to therein.

                  In rendering such opinion, such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Trust and public officials. With respect to matters of Mississippi law, such counsel may rely on an opinion of Mississippi counsel addressed to and for the benefit of such counsel.

                  All references in this Section 6(b) to the Prospectus shall be deemed to include any amendment or supplement thereto at the Closing Date.

                  (c) The Company and the Trust shall have furnished to the Representatives the opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company, special tax counsel to the Company and the Trust, dated the Closing Date, to the effect that:

                           (i) the Trust is and will be classified as a grantor trust and not as a partnership or an association taxable as a corporation;

                           (ii) the Debt Securities will be classified for United States federal income tax purposes as indebtedness of the Company; and

                           (iii) although the statements set forth under the heading "Certain United States Federal Income Tax Consequences" in the Prospectus do not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Securities, such statements fairly and accurately summarize the United States federal income tax consequences of the purchase, ownership and disposition of the Securities in all material respects.

                  (d) The Company and the Trust shall have furnished to the Representatives the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust, dated the Closing Date, to the effect that:

                           (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                           (ii) under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Declaration;

                           (iii)  This Agreement has been duly
                  executed and delivered by the Trust;

                           (iv) the Declaration constitutes a valid and binding obligation of the Company and the trustees of the Trust, and is enforceable against the Company and the trustees of the Trust in accordance with its terms, subject to Bankruptcy and Equity and Public Policy;

                           (v) under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement, and (ii) to issue and perform its obligations under the Securities and the Common Securities;

                           (vi) under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                           (vii)  the Capital Securities have been duly
                  authorized by the Declaration and, when authenticated and paid for, will be duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust, entitled to the benefits of the Declaration; the holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that the holders may be obligated, pursuant to the Declaration, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates, and (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

                           (viii) under the Delaware Business Trust Act and the
                  Declaration, the issuance of the Capital Securities and the Common Securities is not subject to preemptive rights;

                           (ix)   the Common Securities have been duly
                  authorized by the Declaration and, when authenticated and paid for, will be duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust, entitled to the benefits of the Declaration; and

                           (x) the (a) purchase of the Debt Securities by the Trust and, (b) the distribution of the Debt Securities by the Trust in the circumstances contemplated by the Declaration, and (c) the performance by the Trust of this Agreement and the consummation of the transactions contemplated hereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of the certificate of the Trust or the Declaration or any statute, order, rule or regulation of the State of Delaware or any governmental agency or body of the State of Delaware having jurisdiction over the Trust or any of its properties.

                  (e) Bankers Trust Company shall have furnished to the Representatives the opinion of Seward & Kissell, special counsel to Bankers Trust Company, dated the Closing Date, to the effect that:

                           (i)   Bankers Trust Company has been duly
                  incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;


                           (ii) no consent, approval, authorization or order of any federal or New York State banking authority is required for the consummation of the transactions contemplated by the Declaration, the Indenture or the Guarantee by the Property Trustee, the Indenture Trustee or the Guarantee Trustee, respectively; and

                           (iii) neither the execution and delivery of the
                  Declaration, the Indenture or the Guarantee, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under the charter or by-laws of Bankers Trust Company.

                  (f) Bankers Trust (Delaware) shall have furnished to the Representatives the opinion of Richards, Layton & Finger, P.A., special counsel to Bankers Trust (Delaware), dated the Closing Date, to the effect that Bankers Trust (Delaware) has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware; and has full corporate power and authority to act as trustee of a statutory business trust under the laws of the State of Delaware.

                  (g) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board and Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company and the Trust in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effective ness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threat ened; and

                           (iii) since the date of the most recent finan cial
                  statements included in the Prospectus (exclu sive of any supplement thereto), there has been no material adverse change in the condition (finan cial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (i) At the Execution Time and at the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, in accordance with Statement on Auditing Standards No. 72, Letters for Underwriters and Certain Other

         Requesting Parties, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

                  (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supple ment thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclu sive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (l) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Repre sentatives may reasonably request.

                  If any of the conditions specified in this Sec tion 6 shall not have been fulfilled in all material re spects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Repre sentatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath,

Swaine & Moore, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not con summated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Under writer, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in [the last paragraph of the cover page and under the heading "Underwriting"] in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writ ing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemni fying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indem nified party or parties except as set forth below); provid ed, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnify ing party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribu tion may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securi ties) be responsible for any amount in excess of the under writing discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavail able for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.

Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deduct ing expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwrit ers agree that it would not be just and equitable if contri bution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresenta tion. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securi ties set forth opposite their names in Schedule I hereto bears to the aggregate liquidation amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Under writers agreed but failed to purchase; provided, however, that in the event that the aggregate liquidation amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate liquidation amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securi ties, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representa tives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by f federal, Mississippi or Tennessee or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Trust or their officers or trustees and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Trust or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company, will be mailed, delivered or tele-

                                                                             27
graphed and confirmed to it at One Mississippi Plaza, Tupelo, MS 38801,
Attention:  Cathy S. Freeman, Secretary.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

                  15. Counterparts. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  If the foregoing is in accordance with your under standing of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Trust and the several Underwriters.


                                            Very truly yours,

                                            BANCORPSOUTH CAPITAL TRUST I


                                            By:
                                               -----------------------------
                                               Name:
                                               Title: Administrative Trustee


                                            BANCORPSOUTH, INC.,


                                            By:
                                               -----------------------------
                                               Name:
                                               Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written:


Salomon Brothers Inc
Keefe, Bruyette & Woods, Inc.

By:  SALOMON BROTHERS INC


     By:
        ----------------------------
        Name:
        Title:

                                  SCHEDULE I


                                                                                     Number of
                                                                                     Securities
         Underwriters                                                              to be Purchased
         ------------                                                              ---------------

Salomon Brothers Inc..........................................................
Keefe, Bruyette & Woods, Inc. ................................................
                                                                                    ---------------
     Total....................................................................
                                                                                    ===============